UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.      )

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Covidien Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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COVIDIEN LTD.

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting to be held on 03/18/09

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Proxy Materials Available • Notice and Proxy Statement/Annual Report

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 03/04/09.

HOW TO VIEW MATERIALS VIA THE INTERNET Have the 12 Digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS
	1) BY INTERNET 2) BY TELEPHONE 3) BY E-MAIL*	- www.proxyvote.com - 1-800-579-1639 - sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.
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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information		How To Vote
Meeting Type: Meeting Date: Meeting Time: For holders as of:	Annual 03/18/09 9:00 a.m., local time 01/06/09

Vote In Person

Should you choose to vote these shares in person at the meeting you must request a “legal proxy.” To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the materials. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Meeting Location:
The Conrad Dublin Hotel
Earlsfort Terrace Dublin 2, Ireland

For directions to the Annual Shareholder Meeting, please contact The Conrad Dublin Hotel at +353-1-602-8900.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Voting items

The Board of Directors recommends a vote
FOR the nominees listed under Item 1.

Item 1 - Election of Directors
		1h.	Richard J. Meelia
NOMINEES:
1a.	Craig Arnold	1i.	Dennis H. Reilley

1b.	Robert H. Brust	1j.	Tadataka Yamada

1c.	John M. Connors, Jr.	1k.	Joseph A. Zaccagnino

1d.	Christopher J. Coughlin	The Board of Directors recommends a vote
FOR Item 2.
1e.	Timothy M. Donahue	Item 2 -	Approve amended and restated 2007 Stock and Incentive Plan.
1f.	Kathy J. Herbert	The Board of Directors recommends a vote
FOR Item 3.
1g.	Randall J. Hogan, III	Item 3 -	Appointment of Independent Auditors and authorization of the Audit Committee to set the auditors’ remuneration

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Voting Instructions

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